UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

Planet Polymer Technologies, Inc.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-26804 (Commission File No.)	33-0502606 (IRS Employer Identification No.)

6835 Flanders Drive, Suite 100
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (619) 291-5694

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01. OTHER EVENTS
ITEM 9.01. EXHIBITS
EXHIBIT 99.4

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     For the nine months ending September 30, 2004, Planet Polymer Technologies, Inc. (OTC BB: POLY.OB) (“Planet”) reported a loss of $364,281 and a loss from operations of $374,996 compared to net income of $145,943 and a loss from operations of $145,399 for the same period in 2003. The increased loss was a result of significantly increased accounting and legal expenses related to the proposed transaction between Planet and Allergy Free, LLC. For the nine months ended September 30, 2004, loss per share was $0.06, compared to net income of $0.02 per share for the same period in 2003.

LIMITATION ON INCORPORATION BY REFERENCE.

     In accordance with general instruction B.6 of Form 8-K, the information in this report and the attached exhibit is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 8.01. OTHER EVENTS

ANNUAL MEETING OF SHAREHOLDERS

     On November 17, 2004, Planet held its Annual Meeting of Shareholders. At the meeting, the shareholders elected H. Mac Busby, Robert J. Petcavich, Scott L. Glenn, Michael Trinkle and Ellen Preston to serve as directors of the company until the 2005 annual meeting. In addition, the selection of J.H. Cohn LLP to remain the company’s independent auditors was ratified by the shareholders.

     The annual meeting was adjourned until November 29, 2004 at 2:00pm. At that time, it is anticipated that the following agenda items will be voted upon: (1) the Asset Purchase Agreement between Allergy Free, LLC (“Allergy Free”) and Planet whereby Planet will assume all of the assets of Allergy Free and certain of the liabilities of Allergy Free; (2) the Royalty Distribution Trust; (3) the amendment to the 200 Stock Option Plan to increase the aggregate number of shares of common stock reserved for issuance under the plan from 500,000 shares to 5,000,000 shares; (4) the reverse stock split whereby each 50 outstanding shares of Common Stock will be consolidated into 1 share of Common Stock; and (5) the company name change from “Planet Polymer Technologies, Inc.” to “Planet Technologies, Inc.”

ITEM 9.01. EXHIBITS

99.4	Press Release dated November 18, 2004

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends that such statements shall be protected by the safe harbors provided for in such sections. Such

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statements are subject to risks and uncertainties that could cause the Company’s actual results to vary materially from those projected in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed in the section entitled “Risk Factors,” and in “Item 6 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s latest Form 10-KSB filed with the S.E.C.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET POLYMER TECHNOLOGIES, INC.

Dated: November 19, 2004	By:	/s/ H.M. Busby

H.M. Busby
Chief Executive Officer and President

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